                        DEAN WITTER
                         U.S. GOVERNMENT SECURITIES TRUST
                         PROSPECTUS--MARCH 31, 1997

-------------------------------------------------------------------------------

DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST (THE "FUND") IS AN OPEN-END DIVERSIFIED MANAGEMENT INVESTMENT COMPANY WHOSE INVESTMENT OBJECTIVE IS HIGH CURRENT INCOME CONSISTENT WITH SAFETY OF PRINCIPAL. THE FUND OFFERS A CONVENIENT AND ECONOMICAL WAY FOR PERSONS TO INVEST IN A PROFESSIONALLY MANAGED DIVERSIFIED PORTFOLIO OF OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT OR ITS INSTRUMENTALITIES. ALL SUCH OBLIGATIONS ARE BACKED BY THE FULL FAITH AND CREDIT OF THE UNITED STATES. NO ASSURANCE CAN BE GIVEN THAT THE FUND'S OBJECTIVE WILL BE REALIZED. SHARES OF THE FUND ARE NOT SPONSORED, GUARANTEED, ENDORSED OR INSURED BY THE U.S. GOVERNMENT OR ANY AGENCY THEREOF.

Shares of the Fund are continuously offered at net asset value. However, redemptions and/or repurchases are subject in most cases to a contingent deferred sales charge, scaled down from 5% to 1% of the amount redeemed, if made within six years of purchase, which charge will be paid to the Fund's Distributor, Dean Witter Distributors Inc. See "Redemptions and Repurchases--Contingent Deferred Sales Charge." In addition, the Fund pays the Distributor a Rule 12b-1 distribution fee pursuant to a Plan of Distribution at the annual rate of 0.75% (0.65% on amounts over $10 billion) of the lesser of the (i) average daily aggregate net sales or (ii) average daily net assets of the Fund. See "Purchase of Fund Shares--Plan of Distribution."

This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated March 31, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

TABLE OF CONTENTS

Prospectus Summary................................       2

Summary of Fund Expenses..........................       3

Financial Highlights..............................       4

The Fund and its Management.......................       5

Investment Objective and Policies.................       5

  Risk Considerations.............................       7

Purchase of Fund Shares...........................       9

Shareholder Services..............................      11

Redemptions and Repurchases.......................      13

Dividends, Distributions and Taxes................      14

Performance Information...........................      15

Additional Information............................      15

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

DEAN WITTER
U.S. GOVERNMENT SECURITIES TRUST
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048
(212) 392-2550 or

(800) 869-NEWS

--------------------------------------------------------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                   DEAN WITTER DISTRIBUTORS INC., DISTRIBUTOR

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

THE FUND        The  Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an open-end diversified management investment company investing in obligations issued or guaranteed by the U.S. Government.
-------------------------------------------------------------------------------------------------------

SHARES OFFERED  Shares of beneficial interest with $0.01 par value (see page 15).
-------------------------------------------------------------------------------------------------------

OFFERING        At net asset value without sales charge  (see page 9). Shares redeemed within six  years
PRICE           of  purchase are subject to a contingent  deferred sales charge under most circumstances
                (see page 13).
-------------------------------------------------------------------------------------------------------

MINIMUM         Minimum  initial   investment,  $1,000   ($100  if   the  account   is  opened   through
PURCHASE        EasyInvest-SM-); minimum subsequent investment, $100 (see page 9).
-------------------------------------------------------------------------------------------------------

INVESTMENT      The  investment objective of the  Fund is high current  income consistent with safety of
OBJECTIVE       principal.
-------------------------------------------------------------------------------------------------------

INVESTMENT      Dean Witter InterCapital Inc., the Investment Manager of the Fund, and its  wholly-owned
MANAGER         subsidiary,  Dean Witter Services Company Inc.,  serve in various investment management, advisory, management and administrative capacities to 102 investment companies and other portfolios with assets of approximately $93 billion at February 28, 1997 (see page 5).
-------------------------------------------------------------------------------------------------------

MANAGEMENT      The Investment Manager receives a monthly fee at  the annual rate of 0.50% ( 1/2 of  1%)
FEE             of  daily net  assets, scaled  down on  assets over  $1 billion.  The fee  should not be compared  with  fees  paid  by  other  investment  companies  without  also  considering applicable sales loads and distribution fees, including those noted below (see page 5).
-------------------------------------------------------------------------------------------------------

DIVIDENDS       Dividends  are declared daily, and paid monthly  either in additional shares of the Fund or, at the shareholder's option, in cash (see page 14).
-------------------------------------------------------------------------------------------------------

DISTRIBUTOR     Dean Witter Distributors  Inc. (the  "Distributor"). The Distributor  receives from  the
AND             Fund a distribution fee accrued daily and payable monthly at the rate of 0.75% per annum
DISTRIBUTION    (0.65%  on amounts  over $10  billion) of  the lesser  of (i)  the Fund's  average daily
FEE             aggregate net sales or (ii) the Fund's average daily net assets. The fee compensates the
                Distributor for  the  services provided  in  distributing shares  of  the Fund  and  for sales-related  expenses. The  Distributor also receives  the proceeds  of any contingent deferred sales charges (see pages 9-10 and 13-14).
-------------------------------------------------------------------------------------------------------

REDEMPTION--    Shares are  redeemable  by  the shareholder  at  net  asset value.  An  account  may  be
CONTINGENT      involuntarily  redeemed if the total value  of the account is less  than $100 or, if the
DEFERRED        account was  opened through  EasyInvest,  if after  twelve  months the  shareholder  has
SALES CHARGE    invested  less than  $1,000 in the  account. Although  no commission or  sales charge is imposed upon the  purchase of shares,  a contingent deferred  sales charge (scaled  down from  5% to  1%) is imposed  on any  redemption of shares  if after  such redemption the aggregate current value of an account with the Fund falls below the aggregate amount  of the  investor's purchase  payments made during  the six years  preceding the redemption.
                However,  there  is  no  charge  imposed  on  redemption  of  shares  purchased  through reinvestment of dividends or distributions (see pages 13-14).
-------------------------------------------------------------------------------------------------------

RISKS           The  Fund invests only in obligations issued  or guaranteed by the U.S. Government which are subject to  minimal risk  of loss  of income  and principal.  It may  engage in  the purchase  of such securities on  a when-issued basis. The  value of the Fund's portfolio securities, and therefore the Fund's net asset value per share, may increase or decrease due to various factors, principally changes  in prevailing interest rates. Generally,  a rise  in interest  rates will result  in a  decrease in the  Fund's net  asset value per share, while a drop in interest rates will result in an increase in the Fund's net asset value per share. In addition, the average life of certain of the securities held in  the
                Fund's   portfolio  (i.e.,  GNMA  Certificates)  may  be  shortened  by  prepayments  or refinancings of the mortgage pools underlying such securities. Such prepayments may have an impact on dividends paid by the Fund (see pages 7-9).
-------------------------------------------------------------------------------------------------------

  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
                          ELSEWHERE IN THIS PROSPECTUS
                 AND IN THE STATEMENT OF ADDITIONAL INFORMATION

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended December 31, 1996.

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases            None
Maximum Sales Charge Imposed on Reinvested
 Dividends........................................   None
Contingent Deferred Sales Charge
 (as a percentage of the lesser of original
 purchase price or redemption proceeds)...........   5.0%

 A contingent deferred sales charge is imposed at the following declining rates:

YEAR SINCE PURCHASE PAYMENT MADE                    PERCENTAGE
--------------------------------------------------  -----------
First.............................................      5.0%
Second............................................      4.0%
Third.............................................      3.0%
Fourth............................................      2.0%
Fifth.............................................      2.0%
Sixth.............................................      1.0%
Seventh and thereafter............................     None

Redemption Fees............................................................  None
Exchange Fee...............................................................  None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees............................................................  0.42%
12b-1 Fees*................................................................  0.75%
Other Expenses.............................................................  0.08%
Total Fund Operating Expenses..............................................  1.25%

------------------------
* A portion of the 12b-1 FEE EQUAL TO 0.20% OF THE FUND'S AVERAGE DAILY NET ASSETS IS CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") GUIDELINES (SEE "PURCHASE OF FUND SHARES").

                                                                                    10
EXAMPLE                                             1 YEAR    3 YEARS   5 YEARS    YEARS
--------------------------------------------------  -------   -------   -------   -------
You  would pay the following  expenses on a $1,000
 investment, assuming (1) 5% annual return and (2)
 redemption at the end of each time period........    $63       $70       $89       $151
You would pay the  following expenses on the  same
 investment, assuming no redemption...............    $13       $40       $69       $151

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see
"The Fund and its Management," "Plan of Distribution" and "Redemptions and Repurchases."

Long-term   shareholders  of  the  Fund  may  pay  more  in  sales  charges  and distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, the notes thereto and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                                             FOR THE YEAR ENDED DECEMBER 31,
                        ---------------------------------------------------------------------------------------------------------
                          1996        1995        1994        1993        1992        1991        1990        1989        1988
                        ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  period..............     $ 9.21      $ 8.41      $ 9.31      $ 9.30      $ 9.52      $ 9.37      $ 9.51      $ 9.42      $ 9.75
                        ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Net investment
   income.............       0.56        0.57        0.58        0.64        0.74        0.87        0.90        0.91        0.97
  Net realized and
   unrealized gain
   (loss).............      (0.29)       0.80       (0.90)       0.01       (0.22)       0.15       (0.14)       0.09       (0.33)
                        ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Total from
   investment
   operations.........       0.27        1.37       (0.32)       0.65        0.52        1.02        0.76        1.00        0.64
                        ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Less dividends from
   net investment
   income.............      (0.56)      (0.57)      (0.58)      (0.64)      (0.74)      (0.87)      (0.90)      (0.91)      (0.97)
                        ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Net asset value, end
   of period..........     $ 8.92      $ 9.21      $ 8.41      $ 9.31      $ 9.30      $ 9.52      $ 9.37      $ 9.51      $ 9.42
                        ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
                        ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
TOTAL INVESTMENT
  RETURN+.............       3.16%      16.74%      (3.51)%      7.13%       5.76%      11.43%       8.49%      11.10%       6.74%
  Ratios to average
   net assets:
    Expenses..........       1.25%       1.24%       1.22%       1.18%       1.20%       1.17%       1.23%       1.19%       1.21%
    Net investment
     income...........       6.28%       6.44%       6.57%       6.78%       7.91%       9.23%       9.60%       9.62%      10.01%
SUPPLEMENTAL DATA:
  Net assets, end of
   period, in
   millions...........     $6,450      $7,955      $8,211     $12,235     $12,484     $11,736      $9,829     $10,167     $10,366
  Portfolio turnover
   rate...............          8%         14%         26%         32%         40%        104%         54%         44%         15%


                          1987
                        ---------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  period..............     $10.33
                        ---------
  Net investment
   income.............       0.96
  Net realized and
   unrealized gain
   (loss).............      (0.58)
                        ---------
  Total from
   investment
   operations.........       0.38
                        ---------
  Less dividends from
   net investment
   income.............      (0.96)
                        ---------
  Net asset value, end
   of period..........     $ 9.75
                        ---------
                        ---------
TOTAL INVESTMENT
  RETURN+.............       3.92%
  Ratios to average
   net assets:
    Expenses..........       1.18%
    Net investment
     income...........       9.63%
SUPPLEMENTAL DATA:
  Net assets, end of
   period, in
   millions...........    $10,418
  Portfolio turnover
   rate...............         51%

--------------------------
+ DOES NOT REFLECT THE  DEDUCTION OF SALES CHARGE.  CALCULATED BASED ON THE  NET
  ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

Dean Witter U.S. Government Securities Trust (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund is a Trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on September 29, 1983.

    Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co., a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

    On February 5, 1997, DWDC and Morgan Stanley Group Inc. announced that they had entered into an Agreement and Plan of Merger, with the combined company to be named Morgan Stanley, Dean Witter, Discover & Co. The business of Morgan Stanley Group Inc. and its affiliated companies is providing a wide range of financial services for sovereign governments, corporations, institutions and individuals throughout the world. DWDC is the direct parent of InterCapital and Dean Witter Distributors Inc., the Fund's distributor. It is currently anticipated that the transaction will close in mid-1997. Thereafter, InterCapital and Dean Witter Distributors Inc. will be direct subsidiaries of Morgan Stanley, Dean Witter, Discover & Co.

    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 102 investment companies, thirty of which are listed on the New York Stock Exchange, with combined total assets of approximately $89.8 billion at February 28, 1997. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $3.2 billion at such date.

    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

    The Fund's Trustees review the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily at an annual rate of 0.50% of the daily net assets of the Fund up to $1 billion, scaled down at various asset levels to 0.30% on assets over $12.5 billion. For the fiscal year ended December 31, 1996, the Fund accrued total compensation to the Investment Manager amounting to 0.42% of the Fund's average daily net assets and the Fund's total expenses amounted to 1.25% of the Fund's average daily net assets.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

The investment objective of the Fund is high current income consistent with safety of principal. This investment objective may not be changed without approval of the Fund's shareholders. The Fund seeks to achieve its objective by investing in obligations issued or guaranteed by the U.S. Government or its instrumentalities ("U.S. Government securities"). All such obligations are backed by the "full faith and credit" of the United States. Investments may be made in obligations of instrumentalities of the U.S. Government only where such obligations are guaranteed by the U.S. Government.

    U.S. Government securities include U.S. Treasury securities consisting of Treasury bills, Treasury notes and Treasury bonds. Some of the other U.S. Government securities in which the Fund may invest include securities of the Federal Housing Administration, the Government National Mortgage Association, the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration, Resolution Funding Corporation and the Small Business Administration. The maturities of such securities usually range from three months to thirty years.

    The Fund is not limited as to the maturities of the U.S. Government securities in which it may invest, except that the Fund will not purchase zero coupon securities with remaining maturities of longer than ten years. For a discussion of the risks of investing in U.S. Government securities (including such securities purchased on a when-issued, delayed delivery or firm commitment basis and zero coupon securities), see "Risk Considerations" below.

    While the Fund has the ability to invest in any securities backed by the full faith and credit of the United States, it is currently anticipated that a substantial portion of the Fund's assets will be invested in Certificates of the Government National Mortgage Association (GNMA). Should market or economic conditions warrant, this policy is subject to change at any time at the discretion of the Investment Manager.

DESCRIPTION OF GNMA CERTIFICATES GNMA Certificates are mortgage-backed securities. Each Certificate evidences an interest in a specific pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration (FHA) or guaranteed by the Veterans Administration (VA). Scheduled payments of principal and interest are made to the registered holders of GNMA Certificates. The GNMA Certificates that the Fund will invest in are of the modified pass-through type. GNMA guarantees the timely payment of monthly installments of principal and interest on modified pass-through certificates at the time such payments are due, whether or not such amounts are collected by the issuer on the underlying mortgages. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates.

    The average life of GNMA Certificates varies with the maturities of the underlying mortgage instruments with maximum maturities of 30 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments or refinancing of such mortgages or foreclosure. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, which has the effect of reducing future payments. Due to the GNMA guarantee, foreclosures impose no risk to investment principal. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool. However, statistics indicate that the average life of the type of mortgages backing the majority of GNMA Certificates is approximately twelve years. For this reason, it is standard practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than twelve years, but typically not less than five years.

    The coupon rate of interest of GNMA Certificates is lower than the  interest
rate   paid  on  the  VA-guaranteed  or  FHA-insured  mortgages  underlying  the
Certificates, but only by the amount of the fees paid to GNMA and the issuer.

    Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Reinvestment by the Fund of prepayments may occur at higher or lower interest rates than the original investment. Historically, actual average life has been consistent with the twelve-year assumption referred to above. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificates. Interest on GNMA Certificates is paid monthly rather than semi-annually as for traditional bonds.

    The Fund will invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders such as banks, broker-dealers and financing corporations and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by GNMA or other entities which securities are backed by the full faith and credit of the United States.

    Certificates for mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, "modified pass-through" instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

ADJUSTABLE RATE MORTGAGE SECURITIES. The Fund may also invest in adjustable rate mortgage securities ("ARMs"), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

    ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
SECURITIES. Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. However, the Fund will only invest in CMOs which are backed by the full faith and credit of the United States.

    The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, there are no effects on the Fund from investing in CMOs issued by entities that have elected to be treated as REMICs, and all future references to CMOs shall also be deemed to include REMICs. The Fund may invest without limitation in CMOs.

    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. Certain CMOs may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

    The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

    The Fund also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

    For a discussion of the risks of investing in mortgage-backed securities, see "Risk Considerations" below.

    The purchase or retention of stripped mortgage-backed securities, CMOs and REMICs investments will be made only in conformity with the provisions of
Section 703.5 of the National Credit Union Administration Rules and Regulations, as such provisions became effective on December 2, 1991.

RISK CONSIDERATIONS

The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. Neither the value nor the yield of the U.S. Government securities invested in by the Fund (or the value or yield of the shares of the Fund) is guaranteed by the U.S. Government. Such values and yield will fluctuate with changes in prevailing interest rates and other factors.

    Generally, as prevailing interest rates rise, the value of the U.S. Government securities held by the Fund, and, concomitantly, the net asset value of the Fund's shares, will fall. Such securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. As noted above, except with regard to zero coupon securities, the Fund is not limited as to the maturities of the U.S. Government securities in which it may invest.

RISKS OF MORTGAGE-BACKED SECURITIES. Mortgage-backed securities have certain different characteristics than traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a pre-payment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments may reduce, yield to maturity.

    Mortgage-backed securities, like all fixed-income securities, generally decrease in value as a result of increases in interest rates. In addition, although generally the value of fixed-income securities increases during periods of falling interest rates, mortgage-backed securities may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments. As discussed above under "Description of GNMA Certificates," the assumed average life of mortgages backing the majority of GNMA Certificates is twelve years. This average life is likely to be substantially shorter than the original maturity of the mortgage pools underlying the certificates, as a pool's duration may be shortened by unscheduled or early payments of principal on the underlying mortgages. As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool.

    Although the extent of prepayments on a pool of mortgage loans depends on various factors, including the prevailing level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. If the Fund has purchased securities backed by pools containing mortgages whose yields exceed the prevailing interest rate, any premium paid for such securities may be lost. As a result, the net asset value of shares of the Fund and the Fund's ability to achieve its investment objective may be adversely affected by mortgage prepayments. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates.

    There are certain risks associated specifically with CMOs. A number of different factors, including the extent of prepayment of principal of the Mortgage Assets, affect the availability of cash for principal payments by the CMO issuer on any payment date and, accordingly, affect the timing of principal payments on each CMO class.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place between one month and 120 days after the date of the commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

ZERO COUPON SECURITIES. A portion of the U.S. Government securities purchased by the Fund may be zero coupon securities with maturity dates in each case no later than ten years from the settlement date for the purchase of such security. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

    For additional risk disclosure, please refer to the discussion of specific investments above in "Investment Objective and Policies."

PORTFOLIO TRADING

The Fund is managed within InterCapital's Taxable Fixed-Income Group, which manages twenty-five funds and fund portfolios, with approximately $13 billion in assets at February 28, 1997. Rajesh K. Gupta, Senior Vice President of InterCapital and a member of InterCapital's Taxable Fixed-Income Group, has been the primary portfolio manager of the Fund since July, 1992 and has been managing portfolios comprised of government securities at InterCapital for over five years.

    Although the Fund does not intend to engage in short-term trading of portfolio securities as a means of achieving its investment objective, it may sell portfolio securities without regard to the length of time they have been held whenever such sale will in the Investment Manager's opinion strengthen the Fund's position and contribute to its investment objective. The portfolio trading engaged in by the Fund may result in its portfolio turnover rate exceeding 100%. Brokerage commissions are not normally charged on the purchase or sale of U.S. Government obligations, but such transactions may involve costs in the form of spreads between bid and asked prices. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

The Fund offers its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers which have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The minimum initial purchase is $1,000. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter U.S. Government Securities Trust, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. The minimum initial purchase, in the case of investments through EasyInvest, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless requested by the shareholder in writing to the Transfer Agent. The offering price will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below).

    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment generally is due on or before the third business day (settlement date) after the order is placed with the Distributor. Shares of the Fund purchased through the Distributor are entitled to dividends beginning on the next business day following settlement date. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds where payment is made prior thereto. Shares purchased through the Transfer Agent are entitled to dividends beginning on the next business day following receipt of an order. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions. While no sales charge is imposed at the time shares are purchased, a contingent deferred sales charge may be imposed at the time of redemption (see "Redemptions and Repurchases"). Sales personnel are compensated for selling shares of the Fund at the time of their sale by the Distributor and/or Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution, pursuant to Rule 12b-1 under the Act (the "Plan"), under which the Fund pays the Distributor a fee, which is accrued daily and payable monthly, at an annual rate of 0.75% (0.65% on amounts over $10 billion) of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived, or (b) the Fund's average daily net assets. The fee is treated by the Fund as an expense in the year it is accrued. A portion of the fee payable pursuant to the Plan, equal to 0.20% of the Fund's average daily net assets, is characterized as a service fee within the meaning of NASD guidelines. The service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

    Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to and expenses of DWR account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses.

    For the fiscal year ended December 31, 1996, the Fund accrued payments under the Plan amounting to $53,189,389, which amount is equal to 0.75% of the Fund's average daily net assets for the fiscal year. The payments accrued under the Plan were calculated pursuant to clause (b) of the compensation formula under the Plan.

    At any given time, the expenses of distributing shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). For example, if $1 million in expenses in distributing shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that the excess distribution expenses, including the carrying charge described above, totalled $68,120,003 at December 31, 1996, which was equal to 1.06% of the Fund's net assets on such date.

    Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is determined by taking the value of all the assets of the Fund, subtracting all liabilities, dividing by the number of shares outstanding and adjusting the result to the nearest cent. The net asset value per share is calculated by the Investment Manager at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    In the calculation of the Fund's net asset value: (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the bid price; (2) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Trustees (valuation of securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (3) short-term instruments having a maturity date of more than sixty days are valued on a "mark-to-market" basis, that is, at prices based on market quotations for securities of similar type, yield, quality and maturity, until sixty days prior to maturity and thereafter at amortized cost. Short-term instruments having a maturity date of sixty days or less at the time of purchase are valued at amortized cost unless the Board of Trustees determines this does not represent fair market value.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other open-end investment company for which InterCapital serves as investment manager (collectively, with the Fund, the "Dean Witter Funds")), unless the shareholder requests that they be paid in cash. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases"). Such dividends and distributions will be paid, at the net asset value per share, in shares of the Fund (or in cash if the shareholder so requests) on the monthly payment date, which generally will be no later than the last business day of the month for which the dividend or distribution is payable. Processing of dividend checks begins immediately following the monthly payment date. Shareholders who have requested to receive dividends in cash will normally receive their monthly dividend check during the first ten days of the following month.

EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases.")

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (See "Redemptions and Repurchases--Contingent Deferred Sales Charge"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

TAX SHELTERED  RETIREMENT PLANS.   Retirement  plans are  available for  use  by
corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding plan administration, custodial fees and other details, investors should contact their account executive or the Transfer Agent.

EXCHANGE PRIVILEGE. The Fund makes available to its shareholders an "Exchange Privilege" allowing the exchange of shares of the Fund for shares of other Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds"), and for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing eleven non-CDSC funds are hereinafter referred to as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

    An exchange to another CDSC fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following day. Subsequent exchanges between any of the money market funds and any of the CDSC funds can be effected on the same basis. No contingent deferred sales charge ("CDSC") is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. Shares of the Fund acquired in exchange for shares of another CDSC fund having a different CDSC schedule than that of this Fund will be subject to the CDSC schedule of this Fund, even if such shares are subsequently reexchanged for shares of the CDSC fund originally purchased. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently reexchanged for shares of a CDSC fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a CDSC fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in a CDSC fund (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.)

    In addition, shares of the Fund may be acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge ("front-end sales charge funds"), but shares of the Fund, however acquired, may not be exchanged for shares of front-end sales charge funds. Shares of a CDSC fund acquired in exchange for shares of a front-end sales charge fund (or in exchange for shares of other Dean Witter Funds for which shares of a front-end sales charge fund have been exchanged) are not subject to any CDSC upon their redemption.

    Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

    The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected
Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

REDEMPTION. Shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable contingent deferred sales charges (see below). If shares are held in a Shareholder Investment Account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional information required by the Transfer Agent.

CONTINGENT DEFERRED SALES CHARGE. Shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any charge upon redemption. Shares redeemed sooner than six years after purchase may, however, be subject to a charge upon redemption. This charge is called a "contingent deferred sales charge" ("CDSC"), which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the table below:

                                             CONTINGENT DEFERRED
               YEAR SINCE                       SALES CHARGE
                PURCHASE                     AS A PERCENTAGE OF
              PAYMENT MADE                     AMOUNT REDEEMED
-----------------------------------------  -----------------------
First....................................              5.0%
Second...................................              4.0%
Third....................................              3.0%
Fourth...................................              2.0%
Fifth....................................              2.0%
Sixth....................................              1.0%
Seventh and thereafter...................           None

    A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years preceding the redemption; (ii) the current net asset value of shares purchased more than six years prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i),
(ii), and (iii) above (in that order) are redeemed first. In addition, no CDSC will be imposed on redemptions of shares which were purchased by the employee benefit plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees as qualified under Section 401(k) of the Internal Revenue Code.

    In addition, the CDSC, if otherwise applicable, will be waived in the case of:

    (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (A) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (B) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

    (2) redemptions in connection with the following retirement plan distributions: (A) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (B) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (C) a tax-free return of an excess contribution to an IRA; and

    (3) all redemptions of shares held for the benefit of a participant in a corporate or self-employed retirement plan qualified under Section 401(k) of the Internal Revenue Code which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which Dean Witter Trust Company or Dean Witter Trust FSB, each of which is an affiliate of the Investment Manager, serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper ("Eligible 401(k) Plan"), provided that either: (A) the plan continues to be an Eligible 401(k) Plan after the redemption; or (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

    The CDSC, if any, will be the only fee imposed by the Fund, the Distributor, DWR or other Selected Broker-Dealers. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.

INVOLUNTARY REDEMPTION. The Fund reserves the right, on sixty days' notice, to redeem, at their net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under
Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 as a result of redemptions or repurchases or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow him or her sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends from net investment income on each day the New York Stock Exchange is open for business to shareholders of record as of the close of business the preceding business day. The amount of dividend may fluctuate from day to day. Such dividends are paid monthly. The Fund intends to distribute substantially all of its net investment income on an annual basis.

    The Fund may distribute quarterly net realized short-term capital gains, if any, in excess of any net realized long-term capital losses. The Fund intends to distribute dividends from net long-term capital gains, if any, at least once each year. The Fund may, however, elect to retain all or a portion of any net long-term capital gains in any year for reinvestment. Also, the Fund may at times make payments from sources other than income or net capital gains. Payments from such sources would, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments would not be taxable to shareholders.

    All dividends and any capital gains distributions will be paid in additional Fund shares (without sales charge) and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends or all dividends and distributions be paid in cash. (See "Shareholder Services-- Automatic Investment of Dividends and Distributions".)

TAXES. Because the Fund intends to distribute substantially all of its net investment income and net short-term capital gains to shareholders and continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax on such income and capital gains.

    Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any applicable state and/or local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income and net short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the corporate dividends received deduction.

    After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to accuracy.

    The foregoing discussion relates solely to the federal income tax consequences of an investment in the Fund. Distributions may also be subject to state and local taxes; therefore, each shareholder is advised to consult his or her own tax adviser.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of the Fund is computed by dividing the Fund's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Fund's yield.

    The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over periods of one, five and ten years. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the Fund and all sales charges which would be incurred by redeeming shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

    The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

DEAN WITTER
U.S. GOVERNMENT SECURITIES TRUST
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive
Officer
Barry Fink
Vice President, Secretary and
General Counsel
Rajesh K. Gupta
Vice President
Thomas F. Caloia
Treasurer

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.